                                  TENANCY AGREEMENT
                                       (OFFICE)

                           DATED THIS 14 DAY OF MARCH 1996
                           -------------------------------



                                       BETWEEN


                           UOL PROPERTY INVESTMENTS PTE LTD

                                                                    ...Landlord


                                         AND

                              NOVELLUS SINGAPORE PTE LTD

                                                                     ...Tenant


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                                  TENANCY AGREEMENT
                                       (OFFICE)


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     C:\WPDOC\UOL-PROP.INV\OFFICE.LSE\NOVELLUS\NOVELLUS.LSE     (8 January 1996)








                                 HELEN YEO & PARTNERS
                                ADVOCATES & SOLICITORS
                                   11 COLLYER QUAY
                                  #12-01 THE ARCADE
                                   SINGAPORE 049317

                                       CONTENTS
                                       --------

CLAUSE HEADING                                                          PAGE
------ -------                                                          ----


1.     INTERPRETATION                                                   1

2.     DEMISE, COMMENCEMENT AND RENEWAL                                 3

3.     TENANT'S COVENANTS                                               3

       3.1       RENTS                                                  3

       3.2       PAYMENT OF INCREASED MAINTENANCE                       4
                 AND SERVICE CHARGES

       3.3       DEPOSIT                                                6

       3.4       INCREASE IN PROPERTY TAX                               7

       3.5       UTILITY CHARGES                                        7

       3.6       INSURANCE                                              8

       3.7       PERMITTED USE OF DEMISED PREMISES                      9

       3.8       REPAIR AND USE OF DEMISED PREMISES                     9

       3.9       ALTERATIONS                                            10

       3.10      DAMAGE TO DEMISED PREMISES                             11

       3.11      TO PERMIT LANDLORD TO INSPECT                          11

       3.12      TO PERMIT LANDLORD TO ENTER AND REPAIR                 11

       3.13      NO ASSIGNMENT                                          12

       3.14      ACCESS TO DEMISED PREMISES                             12

       3.15      REQUIREMENTS OF PUBLIC AUTHORITIES                     12

       3.16      REPAIR OF CHATTELS                                     12

       3.17      PROPERTY IN CHATTELS                                   13

       3.18      REPAIR ON TERMINATION OF TENANCY                       13

       3.19      COSTS INCURRED BY LANDLORD                             13

       3.20      PAYMENT OF GOODS AND SERVICES TAX                      14


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                                      ii.
CLAUSE HEADING                                                          PAGE
------ -------                                                          ----


       3.21      INDEMNITIES BY TENANT                                  14


4.     LANDLORD'S COVENANTS                                             15

       4.1       QUIET POSSESSION                                       16

       4.2       PROPERTY TAX                                           16

       4.3       MANAGEMENT OF COMMON AREAS                             16


5.     LANDLORD  NOT LIABLE                                             17

       5.1       NO CLAIM BY TENANT                                     17

       5.2       ACCIDENTS                                              18


6.     PROVISOS                                                         18


       6.1       PROVISO FOR RE-ENTRY                                   19

       6.2       LANDLORD'S RIGHT TO REMEDY                             19
                 TENANT'S DEFAULT

       6.3       INTEREST ON MONEY OVERDUE                              20

       6.4       LANDLORD'S RIGHTS AGAINST                              20
                 TENANT'S GOODS

       6.5       WAIVER                                                 21

       6.6       ALTERATIONS TO ADJOINING                               21
                 PROPERTIES AND BUILDING

       6.7       PARKING FACILITIES                                     21

       6.8       NOTICES                                                21

       6.9       COSTS OF TENANCY                                       22

       6.10      INSPECTION BY PURCHASERS/TENANTS                       22

       6.11      EFFECT OF RULES AND REGULATIONS                        23
                                    iii.
CLAUSE HEADING                                                          PAGE
------ -------                                                          ----


       6.12      RULES AND REGULATIONS                                  23

       6.13      EXCLUSION OF IMPLIED TERMS ETC                         23

       6.14      EASEMENTS                                              24

       6.15      LIMITATION OF LANDLORD'S OBLIGATIONS                   24

       6.16      PUBLIC ADDRESS SYSTEM                                  24

       6.17      TERMINATION OR ABATEMENT ON DAMAGE                     25

       6.18      RIGHT TO DISTRAIN                                      26


7.     GOVERNING LAW AND SUBMISSION TO JURISDICTION                     26


       SCHEDULE A                                                       27
       -  CHATTELS AND FITTINGS IN DEMISED
          PREMISES


       SCHEDULE B                                                       28
       -  RULES AND REGULATIONS OF THE BUILDING


       ANNEXURE                                                         36
       -  PLAN OF DEMISED PREMISES

                   THIS AGREEMENT is made the 14 day of March 1996


BETWEEN

1. UOL PROPERTY INVESTMENTS PTE LTD, a company incorporated in the Republic of Singapore and having its registered office at 101 Thomson Road, #33-00 United Square, Singapore 307591 (hereinafter called the "Landlord") of the one part;

AND

2. NOVELLUS SINGAPORE PTE LTD, a company incorporated in the Republic of Singapore and having its registered office at 36 Robinson Road, #18-01 City House, Singapore 068877 (hereinafter called the "Tenant") of the other part.


NOW THIS AGREEMENT WITNESSES AS FOLLOWS:-

1.      INTERPRETATION


        In this Agreement where the context admits or unless the contrary intention appears:-

        (a) "Building" means the building located at 101 Thomson Road, Singapore 307591 and known as UNITED SQUARE in which the Demised Premises are located and refers to each and every part of the Building, and the car parks, service, loading and any other areas the use and enjoyment of which are appurtenant to the Building;

        (b) "Business Day" means a day when banks in Singapore are open for business (excluding Saturdays, Sundays and public holidays);

        (c) "Business Hours" means the hours between 8:00 a.m. and 6:00 p.m. on weekdays and 8:00 a.m. and 1:00 p.m. on Saturdays (Sundays and gazetted public holidays excepted) or such hours as the Landlord may prescribe at any time and from time to time;

        (d) "Chattels" means the chattels and fittings an inventory of which is annexed as Schedule A;

        (e) "Common Area" means those parts areas premises and facilities of and in the Building which are not demised or intended to be demised to the Tenant or to any other tenant and which are now or hereafter provided for the common or general use by or benefit of tenants of premises in the Building and their respective employees agents customers and invitees in common with the Landlord and all other persons having the like right to use the same (including but without limiting the generality of the foregoing all roads walls walkways


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                                        - 2 -


             pavements passages entrances courts vestibules halls toilets stairways elevators and gardens and such other areas amenities ground and conveniences) but shall exclude all the car parks in the Building.

        (f) "Demised Premises" means all that premises known as 101 Thomson Road, #21-01/02 United Square, Singapore 307591, and containing an area of 273.04 square meters/2,939 square feet on the twenty-first storey in the Building, the boundaries and location of which are shown in the plan attached as the Annexure, excluding the exterior faces of external walls, the exterior faces of boundary walls and the roof;

        (g) "Landlord" means and includes the Landlord and its successors and assigns and all persons entitled to the reversion immediately expectant upon the determination of this Agreement;

        (h) "Outgoings of the Building" shall have the meaning ascribed in Clause 3.2.2;

        (i) "Rents" means the rent, hire charge and maintenance and service charge payable by the Tenant in accordance with Clause 3;

        (j) "Rent Payment Dates" means 1 January, 1 April, 1 July and 1 October of each year and "Rent Payment Date" refers to each such date;

        (k) "Tenant" means and includes the Tenant and its successors in title and permitted assigns;

        (l) words importing the singular number shall include the plural and masculine gender the feminine or neuter and vice versa and words importing persons shall include corporations, companies and firms and vice versa;

        (m) headings of clauses and marginal notes are for guidance only and shall not be deemed to form any part of the context; and

        (n) in any case where the Tenant is placed under a restriction by reason of the covenants and conditions in this Agreement, the restriction shall be deemed to include the obligation of the Tenant not to permit or allow the infringement of the restriction by any of the Tenant's servants agents sub-tenants customers invitees licensees independent contractors or any other person claiming through or under the Tenant.


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                                        - 3 -


2.      DEMISE, COMMENCEMENT AND RENEWAL

2.1 The Landlord hereby grants and the Tenant hereby takes a tenancy for the term of three (3) years of the Demised Premises together with the Chattels. The term of the said tenancy shall commence on the 1st day of February 1996 and expire on the 31st day of January 1999.

2.2 The Tenant may renew the tenancy of the Demised Premises for a further term of three (3) years after the expiration of the term hereby created by giving the Landlord written notice of its intention to renew the tenancy of the Demised Premises not later than six (6) months before the expiration of the term hereby created. If there shall be at the time of the service of such notice and at the expiry of the term hereby created, no existing breach or non-observance of any of the Tenant's obligations or covenants under this Agreement, the Landlord shall at the cost of the Tenant grant to the Tenant a further term of the Demised Premises for a period of three (3) years at the revised Rents based on the prevailing market rate and containing the same covenants and conditions as herein contained (this present covenant for renewal excepted). In the event that the revised Rents as determined by the Landlord are not accepted by the Tenant and/or if the Tenant shall fail to sign the fresh agreement for the renewed term within one month of the Tenant's receipt of the Landlord's proposed revised Rents, then this option shall lapse and the Landlord shall be free of all obligations whatsoever to grant to the Tenant a further tenancy and in such an event, the Tenant shall at the expiration of the term hereby created yield up and surrender the Demised Premises to the Landlord in accordance with Clause 3.16 hereof.

3.      TENANT'S COVENANTS


        The Tenant hereby covenants with the Landlords as follows:-

3.1     RENTS

        The Tenant shall pay to the Landlord the following Rents clear of all deductions and without any demand and so that there shall be no abatement thereof by reason of any claim by the Tenant against the Landlord whether for non-performance or breach of the Landlord's obligations hereunder or otherwise:-

        (a)  the quarterly rent of $55,547.10 in respect of the Demised
             Premises;

        (b) the quarterly hire charge of $ 3,526.80 for the Chattels in respect of the Demised Premises; and


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                                        - 4 -


        (c) the quarterly maintenance and service charge of $7,053.60 in respect of the Demised Premises

        PAYABLE in advance on each Rent Payment Date in each year during the term of this tenancy

        TOGETHER with goods and services tax ("GST") charged at the rate of three per cent (3%) on the Rents (as the same may be varied in accordance with the provisions of this Agreement) or at such other rate or rates as may be charged from time to time under the provisions of the Goods and Services Tax Act (Cap. 117A)

        PROVIDED THAT if the commencement date of the term of the tenancy does not coincide with a Rent Payment Date the first payment of the Rents together with GST shall be paid on the commencement date and proportionately for the period from the commencement date to the day immediately preceding the next Rent Payment Date and thereafter the Rents together with GST shall be paid on each succeeding Rent Payment Date.


3.2     PAYMENT OF INCREASED MAINTENANCE AND SERVICE CHARGES


3.2.1 If there is any increase in the Outgoings of the Building, the Tenant shall be liable to pay an additional maintenance and service charge in each and every month representing the apportioned extra costs as is attributable to the Demised Premises. For the purpose of ascertaining the additional maintenance and service charge payable all increases in the Outgoings of the Building shall be apportioned in the proportion by which the floor area of the Demised Premises bears to the total area of the rentable floor space in the Building including any floor space occupied by the Landlord and a statement (hereinafter called "the said Certificate") by the Landlord certifying the amount of the increase in Outgoings of the Building on a per square metre basis and the effective date of such increase shall be accepted by the Tenant as conclusive and binding of the matters so certified save for manifest error. The increase in maintenance and service charge shall be chargeable and payable with effect from the date specified in the said Certificate as the effective date of the increase in Outgoings of the Building. If there shall be any additional maintenance and service charge payable from a date prior to the issuance of the said Certificate the aggregate amount of such additional maintenance and service charge shall be payable by the Tenant forthwith upon the issuance of the said Certificate. Additional maintenance and service charge for the period after the issuance of the said Certificate shall be added to the prevailing maintenance and service charge and such aggregate sum shall be and remain the maintenance and service charge payable under this Agreement until any further increase from time to time by the Landlord under this Clause.

3.2.2   OUTGOINGS OF THE BUILDING


        Without limiting the generality of the foregoing the term "Outgoings of the Building" where used in this Agreement shall include the total sum of all outgoings, costs and expenses of the Landlord properly or reasonably assessed or assessable, charged or chargeable, paid or payable or otherwise incurred in respect of the Building (including in such term for the purposes of this Clause the curtilage of the Building and all levels thereof including, but without limiting the generality of the foregoing, those levels below ground level whether used for the parking of motor vehicles or otherwise) and in the control, management, maintenance of the Building and in particular but without limiting the generality of the foregoing shall include:-

        (a) all charges for and costs in relation to the supply of water and removal of all sewerage waste and other garbage from the Building and the land on which the Building is erected;

        (b) all amounts payable in respect of insurances relating to the Building and the equipment and appliances therein including but without limiting the generality of the foregoing fire and public liability insurance, theft/burglary insurance of contents in the Building, and the workmen's compensation/common law liability insurance for the personnel engaged in the operation and maintenance of the Building;

        (c) all reasonable costs in relation to management, control and administration of the Building including the employment or engagement of security staff and attendants;

        (d) the costs of uniforms, salaries, wages, bonuses, allowances and other emoluments, remuneration and benefits of all personnel engaged exclusively in the operation and maintenance of the Building as well as payroll tax and Central Provident Fund and other statutory contributions or charges in respect thereof;

        (e) the costs of operating and maintaining the Building and supplying all services from time to time provided for tenants and occupiers of the Building including but without limiting the generality of the foregoing repairs and replacements, repainting and redecoration of the Building and the maintenance, repair, renovation and amortization of all lifts, air-conditioning plants, escalators, fire and security alarm systems, fire-fighting equipment and other plant and equipment required in connection with any of such services;

        (f) all charges (including taxes thereon) for lighting, power, air-conditioning, escalators and ventilation incurred in connection with the Building;

        (g) all charges for the cost of the cleaning of the exterior of the Building (including all windows) and the Common Area;

        (h) the expenses of the Landlord in supplying paper, soap and other toilet supplies in the Building;

        (i) all costs and charges for landscaping and other environmental improvements or maintenance of the Building;

        (j) all fees and charges of managing agents employed for the carrying out and provision of services for the Building;

        (k) all fees and charges of auditors, accountants and other professional consultants engaged exclusively in connection with the provision of services for the Building;

        (l) all sums in each year as may be set aside as a fund to cover repairs, renovations, painting, replacements and maintenance of a substantial but infrequent or irregular nature of the Building and the plant machinery and electrical and other apparatus therein including lifts, air-conditioning plant, fire fighting, security and alarm equipment and depreciation of the same and any replacements thereof; and

        (m) all items of expenditure incurred in carrying out all other works, acts, matters or things or in providing all such other services or amenities of any kind whatsoever in relation to any Common Area.

3.3     DEPOSIT


        The Tenant shall on or before the execution of this Agreement pay to the Landlord the sum of $68,111.33 representing three (3) months' Rents together with GST thereon as mentioned in Clause 3.1 which shall be held by the Landlord as a deposit for the due observance and performance by the Tenant of the Tenant's covenants and conditions herein contained and the Landlord shall at the end or sooner determination of the term hereby created refund to the Tenant the said deposit free of interest less all costs and expenses payable by the Tenant hereunder PROVIDED ALWAYS that if the Tenant fails to observe and perform any of the agreements and stipulations herein contained and on the Tenant's part to be observed and performed and shall not have remedied the same within seven (7) days from the date of the Landlord's notice specifying the breach complained of and requiring remedy of the



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                                        - 7 -


        same it shall be lawful for the Landlord to deduct from the said deposit such sum or sums as may be necessary and reasonable to make good and satisfy such damages and losses arising from the Tenant's failure but without prejudice to the right of action of the Landlord against the Tenant in respect of any antecedent breach of any of the agreements or stipulations herein contained on the part of the Tenant to be observed and performed or any claim arising from the Tenant's failure as aforesaid in excess of the said deposit. Upon adjustment or revision of the Rents for the time being payable by the Tenant to the Landlord hereunder the said deposit shall likewise be adjusted or revised and the Tenant shall pay on demand to the Landlord the difference thereof Provided Always that the sum held by the Landlord shall be maintained so as to represent at all times three (3) months' Rents together with GST thereon as aforesaid and shall not without the prior written consent of the Landlord be deemed to be or treated as payment of Rents or any part thereof or any sums owing to the Landlord.

3.4     INCREASE IN PROPERTY TAX

        The Tenant shall pay as and when required by the Landlord an additional amount levied and imposed upon or in respect of or attributable to the Demised Premises over and above the amount of such rates or assessment of property tax or other impositions levied and imposed as at the date of the commencement of the term hereby created and in the event of the Demised Premises not being separately assessed to pay as and when required by the Landlord an additional amount attributable to the Demised Premises in the same proportion as the area of the Demised Premises bears to the total lettable area of the premises included in the assessment received by the Landlord for the period of assessment Provided That this obligation on the part of the Tenant shall not be extinguished by the determination of this Agreement whether by the effluxion of time or otherwise until the said obligation, provided that such taxes relate to or are payable in respect of the term of the tenancy, shall have been fulfilled by the Tenant.

3.5     UTILITY CHARGES

        The Tenant will pay all charges (including any taxes) for electricity water and gas separately metered and consumed in or on the Demised Premises and will also pay all charges in respect of any telephone services connected to the Demised Premises and all other charges and impositions imposed by public utility or authority for the supply of any service separately supplied to the Demised Premises.


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                                        - 8 -


3.6     INSURANCE

3.6.1   PUBLIC RISK POLICY

        The Tenant will at its own cost and expense effect and keep effected in respect of the Demised Premises at all times during the continuance of this tenancy a public risk policy in such amount as may be reasonably required by the Landlord from time to time. Without limiting or prejudice to the above, the amount of insurance in respect of any single accident shall not be less than Dollars Five Hundred Thousand ($500,000.00).

3.6.2   INSURANCE OF PLATE GLASS

        The Tenant will insure in the joint names of the Landlord and the Tenant and in such amount (being not less than the full insurable value) and against such risk as the Landlord may require all plate glass windows doors and display showcase at or upon the Demised Premises.

3.6.3   INSURERS

        All policies of insurance liable or required to be effected by the Tenant hereunder whether in respect of the property or risk either of the Landlord or the Tenant shall be taken out with substantial and reputable insurance companies approved by the Landlord, such approval not to be unreasonably withheld.

3.6.4   PRODUCTION OF POLICY

        The Tenant will in respect of any policy of insurance to be effected by the Tenant hereunder if required by the Landlord forthwith produce to the Landlord the policy of insurance and the receipts for payment of the latest premium of such insurance within fourteen (14) days from the Landlord's written notice requiring the same to be produced.

3.6.5   TENANT NOT TO VOID INSURANCE

        The Tenant will not at any time during the said term do or permit or suffer to be done any act matter or thing upon the Demised Premises whereby any insurances in respect thereof or the Building may be vitiated or rendered void or voidable or (except with the approval in writing of (such approval not to be unreasonably withheld) and subject to any reasonable conditions specified by the Landlord) whereby the rate of premium on any insurance shall be liable to be increased.


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                                        - 9 -


3.7     PERMITTED USE OF DEMISED PREMISES

        The Tenant will not use or permit to be used the Demised Premises or any part thereof otherwise than as administrative office in connection with the Tenant's business as carried on by the Tenant at the date of execution of this Agreement which shall not be varied without the prior written consent of the Landlord and will not permit or suffer the use of the same or any part thereof for any other purpose or for any residential purpose whether temporary or permanent.

3.8     REPAIR AND USE OF DEMISED PREMISES

3.8.1 The Tenant will during the whole of the said term and for so long as the Tenant may remain in possession or occupation of the Demised Premises when where and so often as need shall be maintain repair and keep the whole of the Demised Premises in good and substantial repair working order and condition (damage by fire flood lightning storm tempest Act of God war damage and reasonable wear and tear only excepted).

3.8.2 The Tenant will without prejudice to the generality of Clause 3.8.1 hereof at the Tenant's expense:-

        (a)  CLEANING OF DEMISED PREMISES

             cause the Demised Premises to be cleaned in a proper and workmanlike manner and during the whole of the term of this tenancy to be kept clean and free from dirt and rubbish and in particular shall store and keep all trade waste trash and garbage in proper receptacles and arrange for the regular removal thereof from the Demised Premises to such proper receptacles thereof as are provided by the Landlord;

        (b)  DAMAGE TO COMMON AREA

             from time to time make good any breakage defect or damage to the Common Area or any adjoining premises or any facility or appurtenances thereof occasioned by want of care misuse or abuse on the part of the Tenant or its servant agent sub-tenant customer invite licensee independent contractor or any other persons claiming through or under the Tenant or otherwise occasioned by any breach or default of the Tenant hereunder or under any rules and regulations of the Landlord made pursuant hereto;

        (c)  REPLACEMENT OF BREAKAGES

             from time to time immediately repair and replace all breakages at the

             Demised Premises, in particular but without limiting the foregoing to replace any damaged glass of any exterior windows with glass of similar quality subject to the approval of the Landlord and to replace all damaged lighting electrical equipment (including light globes and fluorescent tubes) and plumbing installed upon the Demised Premises;

        (d)  COMPLIANCE WITH STATUTES/ACTS

             from time to time forthwith comply with all statutes ordinances proclamations orders or regulations present or future affecting or relating to the use of the Demised Premises (including but not limited to the Fire Safety Bureau's regulations in respect of any partitions erected by the Tenant at the Demised Premises) insofar as the same relates to the Tenant as tenant of the Demised Premises and the conduct of the Tenant's business thereon and with all requirements which may be made or notices or orders which may be given by any governmental semi-governmental health licensing civic or any other authority having jurisdiction or authority over or in respect of the Demised Premises or the user thereof directly applicable to the Tenant as tenant of the Demised Premises and will keep the Landlord indemnified in respect of all such matters referred to herein Provided Always that the Tenant shall be under no liability in respect of any structural alterations the requirement for which was not caused or contributed to by the Tenant's use or occupation of the Demised Premises; and

        (e)  REMOVAL OF SIGNS

             upon vacating the Demised Premises or immediately prior thereto remove any signs names advertisements or notices erected painted displayed affixed or exhibited upon to or within the Demised Premises and make good any damage or disfigurement caused by the erection painting displaying affixing exhibiting or removal thereof.


3.9     ALTERATIONS

        The Tenant will not without the prior written consent of the Landlord make any alteration or addition in or to the Demised Premises or any part thereof and in particular the Tenant will not install any partitions or structures inside or outside the Demised Premises or water gas or electrical fixtures equipment or appliances or any apparatus for illuminating air-conditioning cooling or ventilating the Demised Premises. The Landlord shall not withhold its consent unreasonably. In the course of such alterations or additions made with the consent of the Landlord the Tenant shall, at its own cost, obtain all relevant permits, consents and licences and shall observe and comply with the requirements of the Landlord and the competent authorities.


3.10    DAMAGE TO DEMISED PREMISES

        The Tenant will not mark paint drill or in any way deface any wall ceiling partition floor wood or other parts of the Demised Premises except where such action is required or necessary for renovation in accordance with such plans which have been approved by the Landlord.

3.11    TO PERMIT LANDLORD TO INSPECT

        The Tenant will permit the Landlord and its architects, surveyors, contractors, workmen and agents (with or without equipment), at all times after reasonable notice has been given to the Tenant (except in case of emergency when no notice shall be required), to enter upon the Demised Premises and view the state of repair thereof. The Landlord may serve upon the Tenant a notice in writing of any defect for the repair of which the Tenant may be responsible hereunder requiring the Tenant within a reasonable time to repair the same. In default of the Tenant so doing it shall be lawful for the Landlord from time to time to enter and execute the required repairs and for this purpose the Landlord and its architects, surveyors, contractors, workmen and agents (with or without equipment) may enter upon the whole or any part of the Demised Premises and there remain for the purpose of doing erecting or effecting any such thing and any expenses and cost of carrying out such work shall be payable by the Tenant to the Landlord immediately on demand.

3.12    TO PERMIT LANDLORD TO ENTER AND REPAIR

        The Tenant will permit the Landlord and its architects, surveyors, contractors, workmen and agents (with or without equipment), at all times after reasonable notice has been given to the Tenant (except in case of emergency when no notice shall be required) to enter and carry out repairs renovations maintenance or alterations to the Demised Premises or to the Common Area or the Building or any part thereof in compliance with the Landlord's obligations under the provisions of this Agreement or otherwise to comply with any obligation on the Landlord affecting the Demised Premises or the Common Area or the Building or any part thereof or otherwise deemed necessary or desirable by the Landlord Provided Always that the exercise of such power is carried out in a reasonable manner.

3.13    NO ASSIGNMENT

        The Tenant shall not transfer, assign, sublet or licence or in any way encumber its rights or obligations or interests in this Agreement or the Demised Premises or any part thereof or in any way dispose of or part with or share possession or occupation of the Demised Premises or any part thereof without the prior consent in writing of the Landlord. For the purposes hereof any amalgamation and/or reconstruction effected by the Tenant (if a company) shall be deemed an assignment of this tenancy in respect of the Demised Premises and shall require the prior written consent of the Landlord as aforesaid.

3.14    ACCESS TO DEMISED PREMISES

        The Tenant will permit the persons for the time being having the contract for the cleaning of the Building and its servants agents contractors and sub-contractors to enter the Demised Premises or any part thereof for the purpose of cleaning the exterior of the windows thereof during the normal business hours of the Building.


3.15    REQUIREMENTS OF PUBLIC AUTHORITIES

        If any time during the said term any authority having jurisdiction or authority over or in respect of the Demised Premises or the user thereof or of the Building requests requires notifies or orders any structural alterations re-alterations additions conversion improvements or other works to be made in about or to the Demised Premises or the Building (the effecting of which necessitates access to the Demised Premises) the Tenant will at all times permit the Landlord to enter the Demised Premises or any part thereof for the purpose of making any such structural alterations additions conversion improvements or other works or any of them aforesaid Provided Always that in the exercise of such power no undue inconvenience disruption or interference is caused to the Tenant or to the Tenant's business at the Demised Premises.

3.16    REPAIR OF CHATTELS

        The Tenant will:-

        (a) during the whole of the term of this Agreement and otherwise so long as the Tenant may use or remain in possession of the Chattels maintain repair and keep the Chattels in good substantial repair working order and condition (damage by fire, flood, lightning, storm, tempest, Act of God, war damage, fair wear and tear excepted); and

        (b) at the expiration or sooner determination of this Agreement unless renewed pursuant to an option granted to the Tenant to renew the tenancy peaceably surrender and yield up unto the Landlord the Chattels and every part thereof in good and substantial repair order and condition in all respects and clean and free from rubbish (damage by fire flood lightning storm tempest Act of God war damage and reasonable wear and tear only excepted) unless such damage is caused by, or any policy or policies of insurance shall have been vitiated or payment of insurance moneys is refused in whole or in part in consequence of, any act the neglect default or misconduct of the Tenant, its servants agents sub-tenants customers invitees licensees independent contractors or any person claiming through or under the Tenant.

3.17    PROPERTY IN CHATTELS

        The Tenant shall not sell or offer for sale assign mortgage pledge hire lend or otherwise deal with the Chattels or any of them in a manner prejudicial to the Landlord's rights and ownership thereof and shall keep the Chattels in the Demised Premises and shall not remove the same or any of them from the Demised Premises and shall protect the Chattels against execution or seizure and the Tenant shall indemnify the Landlord against all losses costs charges damage and expenses incurred by the Landlord by reason or in respect thereof.

3.18    REPAIR ON TERMINATION OF TENANCY

        Upon the expiration or any sooner determination of this Agreement (unless renewed pursuant to an option granted to the Tenant to renew the Tenancy) to yield up the Demised Premises with the Chattels thereto (including all the Tenant's alterations and additions but excepting those which have been required by the Landlord to be removed) in good and tenantable repair and condition in accordance with the Tenant's covenants herein contained, fair wear and tear excepted. The Tenant will make good to the reasonable satisfaction of the Landlord all damage to the Demised Premises and the Building resulting from the removal of the Tenant's belongings, reinstatement or redecoration of the Demised Premises.

3.19    COSTS INCURRED BY LANDLORD

        To reimburse the Landlord for all costs fees and expenses (including costs for the Landlord's solicitors on a full indemnity basis) incurred by the Landlord for or in the recovery or attempted recovery of any outstanding

        Rents or any moneys whatsoever owed by the Tenant in respect of the Demised Premises or for the enforcement or attempted enforcement of any covenant hereby created including but not limited to the Landlord engaging solicitors for the said purposes Provided that this obligation on the part of the Tenant shall not be extinguished by the determination of this Agreement whether by the effluxion of time or otherwise until the said obligation shall have been fulfilled by the Tenant.


3.20    PAYMENT OF GOODS AND SERVICES TAX

3.20.1 Notwithstanding any other provision herein relating to the payment of goods and services tax on the Rents the Tenant hereby further covenants with the Landlord to pay goods and services tax charged by any governmental authority, authorised person and/or agency under the Goods and Services Tax Act (Cap. 117A) in relation to:-

        (a) the supply of goods and services whatsoever or howsoever in connection herewith by or on behalf of the Landlord;

        (b) any payment made or to be made by the Tenant under any of the terms hereof or in connection herewith or in respect of any payment made by the Landlord which the Tenant has agreed herein to reimburse the Landlord; and

        (c) all other consideration for goods and services supplied hereunder or in consequence hereof.

        The Tenant shall pay such goods and services tax to the Landlord contemporaneously with the payments made under sub-paragraphs (a), (b) and (c) above or on demand by the Landlord whichever is the earlier.

3.20.2 The Tenant covenants with the Landlord to indemnify the Landlord against any input tax in respect of goods and services supplied to the Landlord in connection herewith or incidental hereto where the corresponding supply of goods and services to the Tenant by the Landlord is not taxable for any reason.


3.21    INDEMNITIES BY TENANT

3.21.1 The Tenant agrees to occupy use and keep the Demised Premises and the Chattels at the risk of the Tenant and hereby releases to the full extent permitted at law the Landlord and its agents servants contractors invitees and employees from all claims and demands of every kind in respect of or resulting from any accident damage or injury howsoever caused occurring in the Building or the Demised Premises and the Tenant expressly agrees that the Landlord shall have no responsibility or for any loss damage or injury suffered by the Tenant (whether to or in respect of the Tenant's person or property or the business conducted by the Tenant) as a result of any theft breakage leakage accident or event in the Building or the Demised Premises.

3.21.2 The Tenant will and does hereby indemnify and hold harmless the Landlord from and against all actions claims demands losses damages costs and expenses for which the Landlord shall or may be or become liable in respect of and to the extent that they arise from all or some or any of the following:-

        (a) the negligent use misuse waste or abuse by the Tenant or its servant agent sub-tenant customer invitee licensee independent contractor or any other persons claiming through or under the Tenant of the water gas electricity oil lighting and other services and facilities and appurtenances of the Demised Premises or the Building;

        (b) overflow or leakage of water (including rain water) in or from the Demised Premises but having origin within the Demised Premises or caused or contributed to by any act or omission on the part of the Tenant or its servant agent sub-tenant customer invitee licensee independent contractor or any other person claiming through or under the Tenant;

        (c) loss damage or injury from any cause whatsoever to property or persons caused or contributed to by any occurrence in, upon or at the Demised Premises or the use of the Demised Premises by the Tenant or its servant agent sub-tenant customer invitee licensee independent contractor or any other person claiming through or under the Tenant;

        (d) loss damage or injury from any cause whatsoever to property or person within or without the Demised Premises or the Building occasioned or contributed to by any act omission neglect breach or default of the Tenant or its servant agent sub-tenant customer invitee licensee independent contractor or any other person claiming through or under the Tenant.

4.      LANDLORD'S COVENANTS

        The Landlord hereby covenants with the Tenant as follows:-

4.1     QUIET POSSESSION

        To permit the Tenant duly paying the Rent and any other sums payable hereunder and observing and performing its several covenants and conditions herein contained to have quiet possession and enjoyment of the Demised Premises during term hereby created without any interruption by the Landlord or anyone claiming under or through or in trust for the Landlord save as specifically herein provided.

4.2     PROPERTY TAX

        To pay the property tax levied or charged on the Demised Premises subject to the Tenant's payment of its portion of the property tax as provided in this Agreement.

4.3     MANAGEMENT OF COMMON AREAS

        Subject always to the provisions of Clause 5:-

        (a) to maintain and keep clean and in repair the Common Area including the exterior walls and all roads pavements gardens water drainage lighting and other common facilities and services (fair wear and tear excepted);

        (b) to furnish reasonable illumination to the Common Area during the term of this Agreement (except when the Building shall be closed) and may also furnish such further or other illumination as the Landlord may in the Landlord's absolute discretion deem to be advantageous to the Tenant or to the Building;

        (c) to keep the lifts in the Building working and available for use by the Tenant and its employees and visitors during Business Hours. At all other times the Landlord will endeavour to keep one or more lifts in operation but nothing herein contained shall impose on the Landlord any obligation so to do so and the Landlord shall not be liable or responsible for delays or stoppages howsoever caused or whensoever occurring during the said hours or otherwise;

        (d) to keep the air-conditioning plant in the Building working during Business Hours Provided Always that nothing herein contained shall impose any requirement on the Landlord to keep the air-conditioning facilities working at any other time and the Landlord shall not be liable or responsible for any breakdown or failure in the air-conditioning howsoever caused or whensoever occurring during the said hours or otherwise. The Landlord may at its absolute discretion provide air-conditioning facilities beyond the specified hours at the

             Tenant's request and subject to the Tenant agreeing to pay the additional costs therefor but nothing herein contained shall impose on the Landlord any obligation to do so Provided Always that the Landlord may at its absolute discretion withhold add to extend vary or make any alterations in the rendering of the said services or any of them from time to time if the Landlord deems it desirable so to do for the more efficient conduct and management of the Building;

        (e) to maintain in good and tenantable condition and repair (fair wear and tear excepted) all apparatus equipment plant and machinery including the passenger lifts the floor and water system and the electric lighting appliances in the Common Area and all sewers drains channels water courses gutters rainwater and soil pipes sanitary apparatus pipes and cables and supply lines in under or upon the Building which shall serve the same;

        (f) to supply maintain repair and renew as need be such fire fighting equipment in the Common Area as the Landlord may deem desirable or necessary or as may be required to be supplied and maintained by it by statute or by the fire authority;

        PROVIDED ALWAYS that the manner of such maintenance, provision and supply of services and the expenditure thereon shall be at the absolute discretion of the Landlord.


5.      LANDLORD NOT LIABLE

        Notwithstanding anything herein contained:-

5.1     NO CLAIM BY TENANT

        The Landlord shall not be liable to, nor shall any claim be made against the Landlord by, the Tenant or its servant agent sub-tenant customer invitee licensee independent contractor or any other person claiming through or under the Tenant nor shall the Tenant be entitled to terminate this tenancy due to any matter in respect of:-

        (a) any interruption or failure in any of the services mentioned in Clause 4.3 by reason of necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof or by reason of mechanical or other defect or breakdown or by reason of any circumstances whatsoever;

        (b) any act, omission, default, misconduct or negligence of any porter, attendant or other servant or employee, independent contractor or agent of the Landlord in or about the performance or purported performance of any duty relating to the provision of the services or any of them as mentioned in Clause 4.3;

        (c) any damage, injury or loss arising out of the leakage or defect of the piping, wiring and sprinkler system in the Building and/or the structure of the Building;

        (d) any damage, injury or loss caused by other tenants or persons in the Building;

        (e) any damage, injury or loss arising from or in connection with the use of the carparks in the Building; and

        (f) any diminution of light, air or view by any building or structure erected within or adjacent to the Building.

5.2     ACCIDENTS

        The Landlord shall not be responsible to the Tenant or to the Tenant's servants agents sub-tenants customers invitees licensees independent contractors nor to any other persons claiming through or under the Tenant for any:-

        (a) accident, happening or injury suffered in the Demised Premises or in the Building;

        (b) damage to or loss of any goods or property sustained in the Building (whether or not due to the negligence or misconduct of any security guards or the failure of any security system for which the Landlord is in any way responsible); or

        (c) act, omission or negligence of any employee of the Landlord in respect of the Building,

        howsoever occurring.

6.      PROVISOS

        Provided Always and it is hereby agreed as follows:-

6.1     PROVISO FOR RE-ENTRY

        Notwithstanding anything herein contained, if the Rents hereby reserved or any part thereof shall be unpaid for the space of fourteen (14) days after it due date (although no formal or legal demand shall have been made therefor) or if the Tenant commits permits or suffers to occur any breach or default in the due and punctual observance and performance of any of the covenants obligations and provisions of this Agreement or any rules and regulations made hereunder or if an order is made or a resolution is effectively passed for the winding-up of the Tenant (except for the purpose of reconstruction or amalgamation with the written consent of the Landlord which consent shall not be unreasonably withheld) or if the Tenant becomes bankrupt or goes into liquidation or makes an assignment for the benefit of or enters into an arrangement or composition with its creditors or stops payment or is unable to pay its debts within the meaning of the Companies Act for the time being in force in the Republic of Singapore or if execution is levied against the Tenant and not discharged within the thirty (30) days or if events or circumstances analogous to any of the foregoing events occurs in relation to the Tenant under the laws of any jurisdiction then and in any one or more of such events the Landlord shall have the right at any time thereafter to re-enter into and upon the Demised Premises or any part thereof in the name of the whole and to repossess and enjoy the same as of their former estate but without prejudice to any action or other remedy which the Landlord has or otherwise could have for any Rents or any other sums payable hereunder which are in arrears or in respect of any breach as a result of any such event and thereupon the Landlord shall be freed and discharged from any action suit claim or demand by or obligation to the Tenant under or by virtue of this tenancy.


6.2     LANDLORD'S RIGHT TO REMEDY TENANT'S DEFAULT

        On each and every occasion on which the Tenant omits or neglects to pay any money or to do or effect anything which the Tenant herein covenants to pay do or effect and the Tenant continues to omit or neglect to pay such money or to do or effect anything which the Tenant has covenanted to pay or do within seven (7) days from the Landlord's written notice specifying the omission, neglect or breach and requiring the Tenant to remedy the same it shall be lawful for but not obligatory upon the Landlord (and without prejudice to any rights and powers arising from such default) to pay such money or to do or effect such thing by its architects contractors workmen and agents as if the Landlord were the Tenant and for that purpose the Landlord its architects contractors workmen and agents may enter upon the Demised Premises at all reasonable times by prior notice and there remain for the purpose of doing or effecting any such thing and the Landlord may on demand recover from the Tenant the amount expenses and cons of such payment doing or effecting forthwith and/or may deduct the same from the deposit hereinbefore mentioned.

6.3     INTEREST ON MONEY OVERDUE

        Without prejudice to the rights powers and remedies of the Landlord otherwise under this Agreement the Tenant will pay to the Landlord interest at the rate of twelve per cent (1.2%) per annum on any Rents or any other sums hereby reserved or any part thereof due but unpaid for fourteen (14) days after it due date such interest to be computed from the due date for the payment of the moneys in respect of which the interest is chargeable until payment of such moneys in full is received by the Landlord.

6.4     LANDLORD'S RIGHTS AGAINST TENANT'S GOODS

        Notwithstanding anything herein contained if this tenancy shall come to an end whether by effluxion of time or otherwise and the Tenant shall fail to remove all its goods (which expression shall include personal property of every description) from the Demised Premises forthwith or if the Tenant shall abandon the Demised Premises (and the Tenant shall be deemed to have abandoned the Demised Premises and terminated this tenancy unilaterally if the Tenant without the consent of the Landlord fails to open the Demised Premises for business for a continuous period of thirty (30) days) without good reasons and the Tenant has failed to notify the Landlord of the closure and such good reasons shall be lawful for the Landlord to sell or to otherwise dispose of the goods of the Tenants in the Demised Premises at such times and at such prices as the Landlord shall think fit and without prejudice to any other rights and remedies of the Landlord the Landlord shall after payment out of the proceeds of sale the costs and expenses connected with the said sale apply the net proceeds of sale towards payment of all arrears of Rents and the interest thereon and all other sums of money due and payable by the Tenant to the Landlord under this tenancy and the balance (if any) shall be paid over to the Tenant. The Tenant shall indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt pursuant to this clause.

6.5     WAIVER

        No waiver by the Landlord of one breach of any covenant obligation or provision contained or implied in this tenancy shall operate as a waiver of another breach of the same or of any other covenant obligation or provision contained or implied in this tenancy.

6.6     ALTERATIONS TO ADJOINING PROPERTIES AND BUILDING

        The Landlord shall have the right from time to time, at its absolute discretion, to improve extend vary amend reduce alter reconstruct in any way whatsoever or change the use of parts of the Building or otherwise deal with the Building (other than the Demised Premises) or any part thereof in any manner whatsoever Provided Always that in exercising such right the Landlord will use its best endeavors to cause as little inconvenience to the Tenant as is practicable in the circumstances. Nothing in this Agreement shall confer on the Tenant any right to enforce any covenant or agreement relating to other parts of the Building demised to other tenants or limit in anyway the Landlord's rights to deal with all or any part (of the Building.

6.7     PARKING FACILITIES

        Subject to the Landlord's absolute discretion the Landlord may allow any car park or parking lot for the use of the Tenant its employees agents and servants on such terms and conditions as the Landlord may impose such use to be in common with the Landlord and all others to whom the Landlord has granted or may hereinafter grant such rights Provided Always that the Tenant shall observe and conform to and shall use his best efforts to cause its employees agents and servants to observe and conform to all such rules regulations and restrictions as the Landlord may from time to time impose in relation to the use of such car parks or car parking lots. The Landlord reserves the right to charge a fee at such rate or rates as may from time to time be fixed by the Landlord in respect of the use by the Tenant or any other person of the car parks or car parking lots.

6.8     NOTICES

        Except as otherwise expressly provided herein any notice, request, demand or other communication to be given or served hereunder by one of the parties hereto to or on the other may be delivered at or sent by prepaid registered post or by telex, facsimile transmission, telegram or cable to the address in Singapore as herein specified of the other party and shall be deemed to be duly served:-

        (a)  if it is delivered, at the time of delivery;

        (b) if it is sent by prepaid registered post, on the second Business Day after the date of posting thereof, whose address of the other party is within Singapore;

        (c) if it is sent by telegram or cable, on the first Business Day immediately after the date of despatch; or

        (d) if it is sent by facsimile transmission or telex, immediately after transmission thereof, if the transmission takes place on a Business Day and prior to the close of business on such a Business Day, otherwise the same shall be deemed to be served on the next Business Day.

        For the purpose of this Clause, each of the parties hereto shall from time to time notify the other party in writing of an address in Singapore where such notice, request, demand or other communication as aforesaid can be given or served and such notification shall be effective only when it is actually received. In the absence of such notification, the notice, request, demand or other communication aforesaid may be given or served at the addresses of the respective parties hereinbefore set out.

6.9     COSTS OF TENANCY

        The Tenant shall pay the Landlord's solicitors' costs of preparation and completion of this Agreement together with any stamp duty (in duplicate) and out-of pocket expenses which shall be payable by the Tenant upon the execution of this Agreement.

6.10    INSPECTION BY PURCHASERS/TENANTS

        The Tenant will at all reasonable times by prior appointment permit the Landlord to exhibit to prospective tenants or purchasers the Demised Premises and will at all times within the six (6) months preceding the termination of this tenancy allow the Landlord to exhibit where the Landlord shall think fit any notice or notices indicating that the Demised Premises are to become vacant which notice or notices the Tenant shall not remove or conceal.

6.11    EFFECT OF RULES AND REGULATIONS

        The rules and regulations set forth in Schedule B hereto are deemed to form part of this Agreement and the Tenant covenants to observe and comply with such rules and regulations as added varied or amended as hereinafter provided. The failure by the Tenant to keep and observe all such rules and regulations as the same may be added or varied from time to time shall constitute a breach of the terms of this Agreement in the same manner as if the rules and regulations were contained herein as covenants.


6.12    RULES AND REGULATIONS

        The Landlord shall have the right at any time from time to time delete vary amend or add to the rules and regulations for the time being deemed to be included in Schedule B hereto whenever the Landlord deems such variations amendment deletion or addition thereto necessary or desirable for regulating the use of the Demised Premises or the Common Area or the Building or any part thereof or for the safety care and cleanliness thereof and a certificate signed by an officer managing agent property manager or any authorized person for the time being of the Landlord stating the rules and regulations, a copy of which is to be given to the Tenant, for the time being in force or any amendment thereof shall until further notices be conclusive evidence of the rules and regulations made pursuant to the term hereof save for manifest error.

6.13    EXCLUSION OF IMPLIED TERMS ETC.

        The covenants provisions terms and agreements herein cover and comprise the whole of the agreement between the parties hereto and their appointed agents and it is expressly agreed and declared that no further or other covenants agreements provisions or terms whether in respect of the Demised Premises or this tenancy or otherwise shall be deemed to be implied herein or to arise between the parties hereto by way of collateral or other agreement by reason of any promise representation warranty or undertaking given or made by either party hereto to the other on or prior to the execution hereof and the existence of any such implication or collateral or other agreement is hereby expressly excluded SAVE AND EXCEPT THAT all the terms and conditions stipulated in the letter of offer for the Demised Premises dated 29 December 1995 from the Landlord and accepted by the Tenant shall, insofar as such terms and conditions are not inconsistent with the terms and conditions herein, remain in full force and effect as if they were specifically incorporated herein and insofar as the same remain to be fulfilled, performed, observed and complied with.


6.14    EASEMENTS

        The Landlord hereby grants to the Tenant and its agents servants customers and others authorised by the Tenant, in common with the Landlord and all others to whom the Landlord has granted or may hereafter grants, the rights of ingress to and egress from the Demised Premises through the Common Area and the right to use the Common Area for all proper purposes in connection with the permitted use of the Demised Premises (apart from the parking areas governed by Clause 6.7 hereof) such rights only so far as is necessary for the permitted use of the Demised Premises and so far as the Landlord can lawfully grant.

        Reserving Nevertheless to the Landlord:-

        (1) the right of free and uninterrupted passage and running of water, gas, sewage, electricity, air-conditioning services, telephone and other services or supplies from and to other parts of the Building in and through all pipes, sewers, ducts, cables, wires and any conduit which are now or at any time in through or under the Demised Premises;

        (2) the rights of ingress to and egress from the Demised Premises which the Tenant is obliged to grant to the Landlord or for the Landlord to exercise any of the Landlord's rights under this Agreement.

6.15    LIMITATION OF LANDLORD'S OBLIGATIONS

        The obligations of the Landlord under this Agreement shall be subject to the express condition that the Landlord shall not be required to perform or do any act or thing if it is rendered reasonably or practically impossible by reason of any riot civil commotion strike lock-out Act of God or public enemy priority allocation rationing or the regulation or prohibition of the use of any material fuel hours of work or awards or by reason of any matter or thing beyond the control of the Landlord.

6.16    PUBLIC ADDRESS SYSTEM

        Notwithstanding anything herein contained the Landlord may but shall not be compelled to provide and install a public address system throughout the Common Area or any part hereof and may at its absolute discretion play relay or broadcast or permit any other person to play relay or broadcast recorded music or public announcements thereon.

6.1 7   TERMINATION OR ABATEMENT ON DAMAGE

6.17.1 If during the term the whole or any part of the Building shall be destroyed or damaged:-

         (a) so as to render the Demised Premises unfit for the use and occupation of the Tenant; and

         (b) such damage or destruction is not caused by any act or default of the Tenant or its servants agents sub-tenants customers invitees licensees, independent contractors or any person claiming through or under the Tenant; and

         (c) no policy or policies of insurance in relation to the Demised Premises is vitiated, and no payment of insurance moneys is refused in whole or in part, due to any act or default of the Tenant or its servants agents sub-tenants customers invitees licensees independent contractors or any person claiming through or under the Tenant;

        then the Rents hereby reserved, or a proportionate part thereof according to the nature and extent of the damage or destruction, shall be suspended until the Building is repaired so that the Demised Premises shall be rendered fit for occupation and use SUBJECT HOWEVER to the remaining provisions of this Clause 6.17.

6.17.2 The provisions in Clause 6.17.1 are subject to the following provisos:-

         (a) nothing in this Clause 6.17 shall be deemed to impose any obligation on the Landlord to rebuild or reconstruct the Building and after the occurrence of such damage or destruction, the Landlord may at any time and at its absolute discretion terminate this Agreement immediately by written notice to the Tenant; and

         (b) if the Demised Premises shall remain unfit for occupation and use for a period of more than 6 months from the date of the occurrence of such damage or destruction, the Tenant may terminate this Agreement immediately by written notice to the Landlord.

6.17.3 Upon termination of this Agreement in accordance with Clause 6.17.2, the Tenant shall (if it is still in occupation) vacate the Demised Premises within seven (7) days from the date of the Landlord's written notice to the Tenant without compensation from the Landlord, but without prejudice to any accrued rights or remedies in respect of any antecedent breach of this Agreement.

6.17.4 In the event of any dispute arising out of this Clause 6.17 the same shall be referred to arbitration in accordance with and subject to the provisions of the Arbitration Act (Cap. 10 1985 Revised Edn.) or any statutory modification or reenactment thereof for the time being in force.


6.18    RIGHT TO DISTRAIN

        It is hereby expressly agreed that all moneys payable under this Agreement by the Tenant to the Landlord, including but not limited to the Rents (comprising the rent, hire charge and maintenance and service charge), increases in property tax payable by the Tenant, goods and services tax, interest payable on moneys which are due but unpaid and costs and expenses payable by the Tenant to the Landlord, shall be deemed to be rent recoverable in the manner provided in the Distress Act (Cap. 84). For the purposes of the said Act and for the purposes of any right or remedy which the Landlord wishes to exercise or pursue, all such moneys shall be deemed to be rent in arrears if not paid at the times and in the manner as provided in this Agreement. All costs and expenses (including all legal costs and charges on a solicitor and client and indemnity basis) incurred pursuant to, or in any way arising in relation to, any step taken by the Landlord in the exercise of its rights under the said Act, or pursuant to any other right or remedy available to the Landlord, shall be payable by the Tenant, and, insofar as such sums are not recovered under such distrain, they shall be recoverable as a debt from the Tenant to the Landlord.


7.      GOVERNING LAW AND SUBMISSION TO JURISDICTION

        This Agreement shall be construed and governed by the laws of Singapore and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

                                      SCHEDULE A

                      CHATTELS AND FITTINGS IN DEMISED PREMISES


1.       Ceiling                  :    Suspended ceiling system comprising
                                       acoustic white insulation tiles on
                                       semi-concealed aluminum tees and
                                       acoustic baffles between tenancy.

2.       Light Fittings           :    Flush light fittings and diffusers to a
                                       standard layout.

3.       Window Blinds            :    Standard vertical slat venetian
                                       blinds provided to all office windows.

4.       Partitioning             :    Dry wall gypsum board full height
                                       partition with fibre glass infill
                                       complete with painting.

                                      SCHEDULE B


                        RULES AND REGULATIONS OF THE BUILDING


The Tenant covenants with the Landlord to observe and comply with the following Rules and Regulations, as the same may be suspended, deleted, expanded or otherwise amended and updated in any way from time to time and the Landlord shall furnish the Tenant with a copy of the updated Rules and Regulations:-

1.    OBNOXIOUS OR INFLAMMABLE SUBSTANCES OR STORAGE OF GOODS

1.1 The Tenant shall not erect nor install any machinery which causes noise, fumes or vibration which can be heard, smelled or felt outside the Demised Premises.

1.2. The Tenant shall not store in the Demised Premises any petrol or other inflammable, explosive or combustible substance.

2.    ILLEGAL OR IMMORAL PURPOSE

      The Tenant shall not use the Demised Premises for any noxious, noisy or offensive trade or business nor for gambling nor betting nor any illegal or immoral act or purpose.

3.    SALES, AUCTION, EXHIBITION OR PUBLIC MEETING

3.1   The Tenant shall not hold any sales by auction on the Demised Premises.

3.2 The Tenant shall not hold any exhibition, public meeting or public entertainment at the Demised Premises.

4.    MUSIC

      The Tenant shall not permit any vocal or instrumental music in the Demised Premises so that it can be heard outside the Demised Premises.

5.    PESTS AND LIVESTOCK

      The Tenant shall keep the Demised Premises free of pests, rodents, vermin and shall not permit livestock of any kind to be kept at the Demised Premises.

6.    ANNOYANCE OR NUISANCE

      The Tenant shall not do anything which may be or may become a nuisance, annoyance, disturbance, an inconvenience or may cause damage to the Landlord or any other tenants licensees or occupiers of the Building or to the owners tenants licensees and occupiers of adjoining and neighbouring properties or any persons lawfully in the Building or adjoining or neighbouring properties.

7.    INCENSE

      The Tenant shall not burn any incense or joss sticks or permit any unusual or offensive odours to be produced upon or to permeate from the Demised Premises.

8.    LOADING, USE OF LIFTS AND ELECTRICAL INSTALLATIONS

8.1 The Tenant shall not bring into the Building any machinery equipment goods or objects which, in the opinion of the Landlord, is likely to cause any structural or other damage to any part of the Building. Without limiting the foregoing, the Tenant shall not load any part of the Demised Premises or the Building with any machinery equipment or any goods or object with an imposed load in excess of 2.5 kN/m2 without the prior written consent, and according to the directions, of the Landlord.

8.2 Before any machinery safe or furniture is moved into or out of the Demised Premises due notice must be given to the Landlord or its managing agent by the Tenant and the moving of the same must be done under the supervision of a person nominated by the Landlord and at a time approved by the Landlord or its managing agent and at no other time.

8.3 The Tenant shall not overload the lifts pipes conduits electrical installations wirings and cables in or serving the Demised Premises and/or the Building.

8.4 The Tenant shall not without the prior written consent of the Landlord install or use any air-conditioning or cooling devices or any other electrical devices or equipment in the Demised Premises except those which are provided in the Building. The Tenant shall not do nor omit to do anything which interferes with or which imposes an additional loading on any ventilation, air-conditioning or other plant or machinery serving or electrical supply to the Building.

8.5 Where air-conditioning is installed in or about the Demised Premises the Tenant will to the extent of the Tenant's control over the same at all times use and regulate the same to ensure that air-conditioning is employed to the best advantage in the conditions from time to time prevailing and so that it is in reasonable balance with conditions in the Common Area and shall at the Tenant's expense keep air-conditioning in good repair and condition (fair wear and tear and Act of God excepted) and regularly serviced by the local agents of air-conditioning at least once a calendar month.

9.    AVOIDANCE OF LANDLORD'S INSURANCE POLICIES

      The Tenant shall not do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord may become void or voidable or whereby the rate of premium thereon or on the remainder of the Building may be increased. The Landlord will on request of Tenant provide relevant details of the policy to enable Tenant to comply with the provisions of this paragraph. The Tenant shall provide one or more efficient fire extinguishers of a type approved by the Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord or its insurers. The Tenant will from time to time as and when required by notice in writing from the Landlord pay all extra premiums of insurance of the Demised Premises and the contents thereof if any be required on account of extra risk caused by the use of the Demised Premises by the Tenant as approved by the Landlord.

10.   RESIDENTIAL PURPOSE

      The Tenant shall not allow any person to sleep in the Demised Premises nor to use the Demised Premises for residential purposes nor to cook at the Demised Premises.

11.   CLEANLINESS

11.1 The Tenant shall keep the Demised Premises and every part thereof clean and hygienic and all pipes, drains, basins, sinks and water-closets in the Demised Premises clean and unblocked.

11.2 The Tenant shall employ, to clean the Demised Premises, the cleaning contractor nominated by the Landlord to carry out the cleaning work for the Building provided that such employment shall be at the sole expense, risk and responsibility of the Tenant. The Tenant may employ a cleaner other than that nominated by the Landlord with the prior written consent of the Landlord, which consent shall not be withheld unreasonably.

12.   WINDOWS, DOORS AND BUILDING EXTERIOR

12.1 The Tenant shall ensure that the decor and design of the exterior of the Demised Premises and the interior of the Demised Premises which is visible from the outside (including all blinds shades awnings window ventilators and other similar fittings and fixtures) shall conform to the reasonable requirements and standards of the Landlord as to design quality and appearance. The Tenant shall not make any changes to such external and internal parts without the prior written consent of the Landlord.

12.2 The Tenant shall not use nor permit the use of the Demised Premises for the storage of goods except in connection with the Tenant's business at the Demised Premises.

12.3 The Tenant shall not display nor place nor permit nor suffer to be displayed nor placed in or against any part of the Demised Premises any cartons or boxes which may be visible from the exterior of the Building or any part thereof. The Tenant shall not throw or permit to be thrown or to fall any articles or substances from the Demised Premises or Common Area and shall not place on any sill ledge or similar part of the Demised Premises or Common Area any articles or substances.

12.4 The Tenant shall keep the windows of the Demised Premises closed at all times and shall take such steps as may be necessary to prevent air leakages and excessive infiltration of air from outside the Building into the Demised Premises and shall not do any act or thing whereby the working of the air circulating plant in the Building shall be affected.

13.   SECURITY

13.1 The Tenant shall ensure that all doors of the Demised Premises are safely and properly locked and secured when the Demised Premises are not occupied and shall use its best endeavours to protect and keep the Demised Premises and any property contained therein from theft or robbery. The Landlord reserves the right by its agent caretaker employees servants and workmen to enter and fasten the same if left insecurely fastened.

13.2 The Landlord will provide keys for locks on doors or other openings of the Demised Premises and the Tenant will return to the Landlord on the determination of the tenancy all such keys and shall not permit the same at any time to come into the possession or control of any person other than the Tenant its servants or agents.

14.   OBSTRUCTION

14.1 The Tenant shall not cover or obstruct or permit to be covered or obstructed in any manner (other than in compliance with paragraph 12) the windows, sky-lights or ventilating shafts or air inlets or outlets which reflect or admit light or enable air to flow into or out of the Demised Premises or any part of the Building.

14.2 The Tenant shall not in any way obstruct or permit the obstruction of any Common Area and in particular shall not permit any bicycles, motor cycles or scooters, trolleys and other vehicles for transportation to be parked nor permit the stocking or storage or littering of any goods or garbage in any Common Area (other than at the proper lots and areas designated by the

      Landlord for parking of vehicles and the loading and unloading of goods). Without limiting or prejudice to the foregoing, the Tenant will keep clean and free from dirt and rubbish such parts of the Common Area in the immediate vicinity of the Demised Premises.

15.   USE OF CONVENIENCES

      The Tenant shall not throw, place or allow to fall or cause or permit to be thrown or placed in the lift shafts, water-closets or other conveniences in the Building any sweepings, rubbish, waste paper or other similar substances, and the Tenant shall on demand pay to the Landlord the costs of repairing any damage to such lift shafts, water-closets or other conveniences arising therefrom.

16.   USE OF LIFTS

16.1 The Tenant shall not place nor permit to be placed into the passenger lifts any baggage, furniture, parcels, sacks, bags, heavy articles or other goods or other merchandise save only such light articles as brief-cases, attached cases and handbags and to use only the service lift prescribed by the Landlord for the transportation of furniture, goods and other heavy equipment.

16.2 The Tenant shall not permit or allow the contractors, workmen or cleaners (with or without equipment and tools) engaged by the Tenant to use the passenger lifts of the Building and to ensure that they use only the service lifts prescribed by the Landlord.

17.   INFECTIOUS DISEASES

      In the event of any infectious illness set out in the Infectious Diseases Act, Cap 137, occurring at the Demised Premises to give notice thereof as soon as it becomes aware of it to the Landlord and the proper authorities and at its cost and expense to fumigate and disinfect the Demised Premises and to comply with the reasonable and lawful requirements in respect of the same.

18.   AERIALS, SIGNS AND ADVERTISEMENTS

18.1 The Tenant shall not erect display affix or exhibit on or to any part of the Demised Premises visible to the Common Area any signs lights flags advertisement notice pole mast wire radio or television aerial or antenna or any loudspeakers or similar devices at the Demised Premises without the prior written consent of Landlord, which consent may be given on such terms and conditions as the Landlord deems fit and provided always that the Tenant shall at its cost obtain all necessary approvals from the competent authorities. Any consent given may at any time be withdrawn as the

      Landlord may determine having regard to the interest of the Building as a whole and/or the interest of other tenant's occupiers and persons lawfully therein.

18.2 The Landlord shall be entitled to determine the hours of illumination of signs in accordance with the Business Hours as from time to time prescribed by the Landlord.

19.   TEMPORARY PARKING AND LOADING BAYS

19.1 The Tenant shall not load or unload any goods or materials except at the loading and unloading bays or areas designated by the Landlord and so as not to cause congestion nor inconvenience to any other user.

19.2 The Tenant shall ensure that the Tenant's agents, employees, servants, licensees or permitted occupiers do not obstruct any areas designated for temporary parking only or as loading and unloading bays and at all times shall comply with the directions of the Landlord's employees or agents in respect of the use of such areas.

20.   FIRE AND ALARM SYSTEMS

20.1 The Tenant shall permit the duly authorised agents or employees of Landlord at anytime during Business Hours by prior appointment to service and maintain any fire or alarm systems of the Building.

20.2 The Tenant shall not install nor maintain any fire or security system at the Demised Premises without the prior written approval of the Landlord such approval not to be unreasonably withheld or which may interfere with any fire or alarm system installed or maintained by the Landlord for the Building.

20.3 No rubbish or waste shall at any time be burnt upon the Demised Premises or the Common Area or any part thereof.

21.   SOLICITING

      The Tenant shall not solicit business, display or distribute advertising material in the carparks or any Common Areas or use the same for business or commercial purposes except in such manner and under such conditions as may be approved from time to time by the Landlord.

22.   NOTICE OF DEFECTS

      The Tenant shall give notice in writing to the Landlord as soon as it becomes aware of it of the occurrence of any damage or want of repair at or to the Demised Premises and of any damage or want of repair to the water pipes electrical wiring air-conditioning ducts fittings or fixtures at the Demised Premises and of any circumstances which are or are likely to be hazardous to or jeopardise the safety of any person or property.

23.   NOTICE OF ADDRESS

      The Tenant shall advise the Landlord or its managing agent of the private address of the Tenant or if the Tenant shall be a corporation, of the manager thereof, or if there shall be more than one tenant of any two of them. The Landlord or its managing agent shall be promptly informed of any change in any such address.

24.   RESTRICTION OF USE OF NAME OF BUILDING

      The Tenant shall not without the Landlord's prior written consent use the name of the Building or any picture or likeness of the Building or the Demised Premises in his or its registered or trading name or for any advertising or purpose other than as the address and place of business of the Tenant Provided That the Tenant shall be entitled to incorporate references to and illustrations and sketches of the Building in any dockets, vouchers, catalogues, advertisement or sales promotion material relating to the business carried on by it in the Building. If the Tenant's registered or trading name shall include the name or title of the Building the Tenant will upon the expiration or sooner determination of the term hereby created lodge with the Registrar of Business Notice of Cessation of the use of its name if registered under the Business Registration Act 1973 or if the Tenant is a company and the name of the company includes the said name or title take all steps necessary to remove such name or title from the name of the company.

25.   CONTROL OF ACCESS

      The Landlord will be entitled to close the Building and the Common Area or any part thereof and to prevent and prohibit any person (including the Tenant) from entering or remaining thereon between the hours of midnight and 6 a.m. inclusive. Without affecting the generality of the preceding provision of this rule the Landlord may close lock-off or otherwise control the Common Area of any part thereof from time to time and may take all such actions as the Landlord may deem necessary for the purposes aforesaid and in particular may prohibit the use of the parking areas in the Building prior to the hour of 9 a.m. or such earlier hour as the Landlord may from time to time determine to prevent unauthorised persons not intending to conduct business with or become customers of any of the occupants of the Building from using the parking areas of the Building for any private or other purpose. Notwithstanding anything herein contained, the Landlord shall have the right at all times to refuse or control access to the Building or any part thereof to any person whose presence would or might, in the Landlord's opinion, be prejudicial to the safety, character or interest of the Building or the Landlord or any tenant occupier or other person.

26.   CONDUCT OF BUSINESS

      Notwithstanding anything hereinbefore contained the Demised Premises shall not be or remain open for business at or during any time or times prohibited by law for that class of premises or the business carried on therein.

                                       ANNEXURE


                               PLAN OF DEMISED PREMISES

      AS WITNESS the hands of the parties the day and year first above mentioned.


SIGNED by the duly authorised        ) FOR UOL PROPERTY INVESTMENTS PTE LTD
signatory of the Landlord            ) /s/
in the presence of:-                 ) ----------------------------------------

    /s/ Wellington Foo Thiam Fong

    Wellington Foo Thiam Fong
    COMPANY SECRETARY



SIGNED by the duly authorised        )
signatory of the Tenant              )
in the presence of:-                 )      /s/


                                            Name: Chan Meng Yook Christine
                                            NRIC No: S1238658C
                                            Position: Director
         Shum Sze-Ling
    Advocate & Solicitor
           Singapore